Execution Copy

RECONSTITUTION AGREEMENT

This Reconstitution Agreement (this “Agreement”) dated as of October 1, 2005, is by and between Greenwich Capital Financial Products, Inc. (“GCFP”) and Downey Savings and Loan Association, F.A., as servicer (the “Servicer” or “Downey”) and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

RECITALS

WHEREAS, GCFP has conveyed certain mortgage loans listed on Exhibit Two hereto (the “Mortgage Loans”) to Greenwich Capital Acceptance, Inc. (“GCA”), which in turn has conveyed the Mortgage Loans to the Trustee pursuant to a pooling and servicing agreement dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among GCFP, GCA, the Master Servicer, in its capacity as such and as Securities Administrator, and the Trustee, in its capacity as such and as Custodian;

WHEREAS, the Mortgage Loans are currently being serviced by Downey for GCFP pursuant to a Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2004, as amended by that certain Amendment Number One, dated as of July 1, 2004, and as amended by that certain Amendment Number Two, dated as of July 27, 2004, and as amended by that certain Amendment Number Three, dated as of September 23, 2005, (the “Purchase Agreement”), between GCFP and Downey, a copy of which is annexed hereto as Exhibit Three;

WHEREAS, GCFP desires that Downey continue to service the Mortgage Loans and Downey has agreed to do so, subject to the rights of GCFP and the Trustee to terminate the rights and obligations of Downey hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, Section 24 of the Purchase Agreement provides that, subject to certain conditions set forth therein, GCFP may assign the Purchase Agreement to any person to whom any “Mortgage Loan” (as such term is defined in the Purchase Agreement) is transferred pursuant to a sale or financing.  Without limiting the foregoing, Downey has agreed, in Section 12 and Section 30 of the Purchase Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any “Pass-Through Transfer” (as such term is defined in the Purchase Agreement) contemplated by GCFP pursuant to the Purchase Agreement;

WHEREAS, Downey and GCFP agree that this Agreement shall constitute a “Reconstitution Agreement” (as such term is defined in the Purchase Agreement) in connection with a Pass-Through Transfer that shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, pursuant to this Agreement, the Master Servicer, and any successor master servicer, shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of Downey under this Agreement upon the occurrence of an Event of Default (as defined by this Agreement);

NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

Definitions

Capitalized terms used herein and not defined in this Agreement (including Exhibit One hereto) or in the Purchase Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Servicing

Downey agrees, with respect to the servicing of the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Purchase Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Purchase Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

Trust Cut-off Date

The parties hereto acknowledge that by operation of Section 11.14 of the Servicing Addendum to the Purchase Agreement (as modified by this Agreement) the remittance on July 18, 2005, to be made to the Trust Fund is to include all principal collections due after October 1, 2005 (the “Trust Cut-off Date”), plus interest thereon at the weighted average Mortgage Interest Rate collected during the immediately preceding Due Period, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 11.14 of the Servicing Addendum.

Servicing Fee

The Servicing Fee Rate for the Mortgage Loans shall be equal to 0.250% per annum prior to the first Adjustment Date, and thereafter 0.375% per annum (the “Servicing Fee Rate”).  The Servicing Fee shall be payable monthly from the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05 of the Servicing Addendum to the Purchase Agreement) of the related Monthly Payment collected by the Servicer.

Master Servicing; Termination of Servicer

1.

Downey, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce Downey’s obligation to service the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the Trust Fund, shall have the same rights (but not the obligations) as the Owner to enforce the obligations of Downey under the Purchase Agreement and unless otherwise specified in Exhibit A to this Agreement, references to the “Initial Purchaser” in the Purchase Agreement shall be deemed to refer to the Master Servicer (including the Trustee and the Trust Fund on whose behalf the Master Servicer is acting); provided, however, that any obligation of the Owner to pay or reimburse Downey shall be satisfied from funds available in the Custodial Account or the Trust Fund.  The Master Servicer shall be entitled to terminate the rights and obligations of Downey under this Agreement upon the occurrence of an Event of Default under Section 14.01 of the Purchase Agreement (as modified by this Agreement).  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer or the Trustee be required to assume any of the obligations of the Owner under the Purchase Agreement and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

Warranties

GCFP and Downey mutually warrant and represent that, with respect to the Mortgage Loans, the Purchase Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Mortgage Loans and no notice of termination has been given thereunder.

Representations

Pursuant to Section 12 of the Purchase Agreement, Downey hereby represents and warrants, for the benefit of GCFP, GCA, the Trustee and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf), that (i) the representations and warranties set forth in Section 7.01 of the Purchase Agreement are true and correct as of October 31, 2005 as if such representations and warranties were made on such date and (ii) the representations and warranties set forth in Section 7.02 of the Purchase Agreement were true and correct as of the Closing Date (as defined in the Purchase Agreement).

In addition, Downey hereby represents and warrants, for the benefit of GCFP, GCA, the Trustee and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf) as of the Closing Date (as defined in the Purchase Agreement) that with respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

Downey hereby acknowledges and agrees that the remedies available to GCFP, GCA and the Trust Fund (including the Trustee and the Master Servicer acting on the Trust Fund’s behalf) in connection with any breach of the representations and warranties made by Downey set forth above that materially and adversely affects the value of that Mortgage Loan and the interests of the Certificateholders in such Mortgage Loan shall be as set forth in Section 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein); provided, that any breach of the representations and warranties made by Downey set forth above with respect to any Mortgage Loan and the representations and warranties set forth in Section 7.02(xl), (xliii), (xlvi), (lvi), (lviii) and (lxviii) of the Purchase Agreement, or the representations and warranties set forth in the immediately preceding paragraph of this Agreement, shall be deemed to materially adversely affect the interests of the Certificateholders of the Trust and shall require a repurchase (or substitution) of such Mortgage Loan.  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by GCFP directly.

Assignment

Downey hereby acknowledges that the rights of GCFP under the Purchase Agreement as amended by this Agreement will be assigned to GCA under a Mortgage Loan Purchase Agreement and by GCA to the Trust Fund under the Pooling and Servicing Agreement and agrees that the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights of GCFP under the Purchase Agreement to and by GCA and to the Trustee, on behalf of the Trust Fund, as applicable.  In addition, the Trust Fund will make a REMIC election.  Downey hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

Notices

1.

All written information required to be delivered to the Master Servicer hereunder shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Group, HarborView 2005-14

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:   (410) 715-2380

2.

All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

Wells Fargo Bank, N.A.

ABA#:  121-000-248

Account Name:  SAS CLEARING

Account Number:  3970771416

For further credit to:  HarborView 2005-14, Account # 17200200

3.

All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: HarborView 2005-14 (GC0514)

Telephone:  (714) 247-6000

Facsimile:   (714) 247-6329

4.

All written information required to be delivered to GCFP under the Purchase Agreement and under this Agreement shall be delivered to GCFP at the following address:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Legal Department (HarborView 2005-14)

Telephone:  (203) 625-6072

Facsimile:   (203) 618-2163

Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Reconstitution

Downey and GCFP agree that this Agreement is a Reconstitution Agreement executed in connection with a Pass-Through Transfer and that the date hereof is the Reconstitution Date.

Intended Third Party Beneficiaries

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the Master Servicer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  Downey shall have the same obligations to the Trustee and the Master Servicer as if the Trustee and the Master Servicer were each a party to this Agreement, and the Trustee and the Master Servicer shall have the same rights and remedies to enforce the provisions of this Agreement as if each were a party to this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Trustee and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

Executed as of the day and year first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By: /S/ Shakti Radhakishun

Name: Shakti Radhakishun

Title: Senior Vice President

DOWNEY SAVINGS AND LOAN ASSOCIATION, F.A.

as Servicer

By:  /s/ Cliff Piscitelli

Name: Cliff Piscitelli

Title: Senior Vice President

Acknowledged By

WELLS FARGO BANK, N.A.,
as Master Servicer

By: /S/ Graham Oglesby

Name:  Graham Oglesby

Title:   Assistant Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,

not in its individual capacity, but solely as Trustee

under the Pooling and Servicing Agreement

By: /s/ Marion Hogan

Name: Marion Hogan

Title: Associate

By:  /s/ Brent Hoyler

Name: Brent Hoyler

Title: Associate

EXHIBIT ONE

Modifications to the Purchase Agreement with respect to the Mortgage Loans only:

1.

The definition of “Business Day” in Section 1 is hereby amended in its entirety to read as follows:

Business Day:  Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of Maryland, the State of Illinois, the State of Colorado, the State of Minnesota, the State of Iowa, the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

2.

The definition of “Mortgage Interest Rate” in Section 1 is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

3.

The definition of “Opinion of Counsel” in Section 1 is hereby amended in its entirety to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be an employee of Downey, that is reasonably acceptable to the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Master Servicer and GCFP, who (i) is in fact independent of Downey, (ii) does not have any material direct or indirect financial interest in Downey or in any affiliate of Downey and (iii) is not connected with Downey as an officer, employee, director or person performing similar functions.

4.

A new definition of “Rating Agency” is hereby added to Section 1 immediately following the definition of “Rate/Term Refinancing” to read as follows:

Rating Agency:  Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Pass-Through Transfer.

5.

A new definition of “Relief Act Reduction” is hereby added to Section 1 immediately following the definition of “Refinance Mortgage Loan” to read as follows:

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

6.

A new definition of “Remittance Date” is added in Section 1 immediately after the definition of “REMIC provisions” to read as follows:

Remittance Date:  The 18th calendar day of any month or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

7.

A new definition of “Sarbanes Certifying Parties” is added to Section 1 immediately before the definition of “Servicing Addendum” to read as follows:

Sarbanes Certifying Parties:  The Depositor and the Master Servicer.

8.

Section 7.03 (Remedies for Breach of Representations and Warranties) is hereby amended as follows:

(i)

by adding the words “(from its own funds)” to the first sentence of the sixth paragraph after the word “indemnify;”

(ii)

by replacing the words “the Initial Purchaser and any subsequent Purchaser and hold each Purchaser” at the beginning of the second line of the sixth paragraph with “GCFP, the Depositor, the Trustee, the Master Servicer and the Trust Fund and hold each of them;”

(iii)

by replacing each of the references to “the Initial Purchaser and any subsequent Purchaser” in the last sentence of the sixth paragraph with “GCFP, the Depositor, the Trustee, the Master Servicer and the Trust Fund;” and

(iv)

by replacing each of the references to “the Purchaser” in the seventh paragraph of Section 7.03 with “GCFP, the Depositor, the Master Servicer or the Trustee.”

9.

Section 11.01 of the Servicing Addendum (Seller to Act as Servicer) is hereby amended as follows:

(i)

by adding the following proviso at the end of the first paragraph to read as follows:

provided, however, that the Servicer shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (but not at the expense of the Servicer) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

(ii)

by adding the following additional proviso at the end of the first sentence of the second paragraph to read as follows:

; provided, further, no such modification shall be permitted unless the Servicer shall have provided to the Master Servicer an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement).  The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Servicer to be withdrawn from the Custodial Account pursuant to Section 11.05 of the Servicing Addendum.  Promptly after the execution of any modification of any Mortgage Loan, the Servicer shall deliver to the Master Servicer the originals of any documents evidencing such modification.

10.

Section 11.03 of the Servicing Addendum (Realization Upon Defaulted Mortgage Loans) is hereby amended by deleting the following proviso, “provided that prior to commencing foreclosure proceedings.” in the fifth sentence of the first paragraph.

11.

Section 11.04 of the Servicing Addendum (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended by adding the words “, entitled “ in trust for the Holders of Harborview Mortgage Loan Trust 2005-14, Mortgage Loan Pass-Through Certificates, Series 2005-14” at the end of the first sentence of the first paragraph.

12.

Section 11.05 of the Servicing Addendum (Permitted Withdrawals From the Custodial Account) is hereby amended by adding a new subclause (ix) to read as follows:

(ix)  to reimburse itself for unreimbursed Servicing Advances to the extent that such amounts are nonrecoverable by the Servicer pursuant to subclause (iii) above;

13.

Section 11.06 of the Servicing Addendum (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by adding the words “, entitled “in trust for the Holders of Harborview Mortgage Loan Trust 2005-14, Mortgage Loan Pass-Through Certificates, Series 2005-14 and various mortgagors””  at the end of the first sentence of the first paragraph.

14.

Section 11.14 of the Servicing Addendum (Distributions) is hereby amended by deleting the words “the second Business Day following” in the first sentence of the third paragraph and by deleting the words “second Business Day and ending with the” in the second sentence of the third paragraph.

15.

Section 11.15 of the Servicing Addendum (Remittance Reports) is hereby amended in its entirety to read as follows following:

Section 11.15

Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer, including but not limited to (i) a monthly remittance advice in written or electronic format (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month in the form of Exhibit Twelve (excluding the borrower’s name) or in such form mutually agreed to in writing between the Servicer and the Master Servicer and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.  In addition, no later than the close of business New York time on the tenth Business Day prior to such Distribution Date, the Servicer shall deliver or cause to be delivered to the Master Servicer in addition to the information provided in Exhibit Twelve (excluding the borrower’s name), such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Master Servicer may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 5.01 of the Pooling and Servicing Agreement.  Upon request by the Master Servicer, the Servicer shall provide or cause to be provided to the Master Servicer any additional information, including the borrower’s name.

16.

Section 11.25 of the Servicing Addendum (Independent Public Accountants’ Servicing Report) is hereby amended as follows:

(i)

by replacing the references to “Purchaser” with “Sarbanes Certifying Parties”

(ii)

by replacing “Not later than 90 days following the end of each fiscal year of” with “On or before February 28 of each year, beginning with February 28, 2006”

(iii)

by adding the following new paragraph after the first paragraph to read as follows:

Any Annual Independent Public Accountant's Report furnished pursuant to this Section 11.25 shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Depositor’s annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such Annual Independent Public Accountant's Report shall contain any language restricting, limiting or prohibiting such use of such report.

17.

Section 11.26 of the Servicing Addendum  (Annual Statement as to Compliance) is hereby amended

(i)

By amending in its entirety subclause (a) to read as follows:

(a) The Seller will deliver to any Sarbanes Certifying Party on or before February 28 of each year, beginning with February 28, 2006 an Officer’s Certificate (the “Annual Statement of Compliance”) stating that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, (ii) the Seller has fully complied with the servicing provisions of this Agreement and (iii) to the best of such officers’ knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(ii)

by replacing the references to the “Initial Purchaser” in subsection (b) with “the Trust Fund, the Trustee, the Master Servicer and the Depositor.”

18.

Section 13.01 (Additional Indemnification by the Seller) is hereby amended:

(i)

 by replacing the reference to “the Initial Purchaser and any subsequent Purchaser” with “the Trust Fund, the Trustee, the Master Servicer and the Depositor.”

(ii)

by replacing the reference to “the Initial Purchaser or any subsequent Purchaser” with “the Trust Fund, the Trustee, the Master Servicer, the Depositor and each successor in interest.”

(iii)

by replacing the reference to “each Purchaser” with “the Trust Fund, the Trustee, the Master Servicer and the Depositor.”

19.

Section 14.01 (Events of Default) is hereby amended as follows:

(i)

by adding the words “subject to clause (ix) of this Section 14.01,” at the beginning of clause (ii); and

(ii)

by adding the words “within the applicable cure period” after the word “remedied” in the second line after clause (ix)

20.

Section 16 (Successor to the Seller) is hereby amended as follows:

(i)

by replacing the words “Prior to” with “Upon” at the beginning of the first sentence of the first paragraph;

(ii)

by replacing the reference to “Sections 12, 14 or 15” with “Sections 14 or 15” in the second line of the first paragraph;

(iii)

by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(iv)

by adding the following proviso at the end of the second sentence of the first paragraph immediately before the period to read as follows:

; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement.

(v)

by adding the following new paragraph as the fourth paragraph to read as follows:

Except as otherwise provided in this Section 16, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination for cause under Section 14.01 or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

21.

Section 24 (Successors and Assigns) is hereby amended as follows:

(i)

by replacing the last sentence with “This Agreement shall not be assigned, pledged or hypothecated by the Company to a third party without the prior written consent of GCFP, the Master Servicer and each Rating Agency, which consent shall not be unreasonably withheld” at the end of the paragraph.

22.

A new Section 32 (Amendment) is hereby added to the Purchase Agreement to read as follows:

This Agreement may be amended only by written agreement signed by the Company, GCFP and the Master Servicer.  The party requesting such amendment shall, at its own expense, provide the Master Servicer with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Company has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans.

23.

Exhibits Four-A through Four-D attached hereto are hereby added as Exhibit 12 to the Purchase Agreement.

24.

Exhibit 1 of the Purchase Agreement is hereby amended in its entirety as follows:

EXHIBIT 1

FORM OF ANNUAL CERTIFICATION

I, ______________________, Senior Vice President of Downey Savings and Loan Association, F.A. (the "Servicer"), certify to __________________, and its officers, directors, agents and affiliates (the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

(i)

Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all other information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to the Securitization, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)

Based on my knowledge, the servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the Purchase Agreement has been provided to the Sarbanes Certifying Party;

(iii)

I am responsible for reviewing the activities performed by the Servicer under the Purchase Agreement and based upon my knowledge and the annual compliance review required by the Purchase Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the Purchase Agreement; and

(iv)

The Annual Statement of Compliance discloses all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the Annual Independent Public Accountant’s Servicing Report provided as a result of a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreement.

(v)

The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Master Mortgage Loan Purchase and Servicing Agreement (the “MLPSA”) dated as of March 1, 2004 between Downey Savings and Loan Association, F.A. and Greenwich Capital Financial Products, Inc., as amended and as reconstituted pursuant to a Reconstitution Agreement dated as of June 1, 2005 between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A. (together with the MLPSA, the “Purchase Agreement”).

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:

By:

Name:

Title

EXHIBIT TWO

List of Mortgage Loans

SEE TAB 5

EXHIBIT THREE

Purchase Agreement

SEE TAB 85

EXHIBIT FOUR-A

Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment
LOAN_NBR	Loan Number assigned by investor		Text up to 10 digits
SERVICER LOAN_NBR	Servicer Loan Number		Text up to 10 digits
SCHED_PMT_AMT	P&I constant	2	No commas(,) or dollar signs ($)
NOTE_INT_RATE	Gross Interest Rate	4	Max length of 6
NET_RATE	Gross Interest Rate less the Service Fee Rate	4	Max length of 6
SERV_FEE_RATE	Service Fee Rate	4	Max length of 6
NEW_PAY_AMT	ARM loan's forecasted P&I constant	2	No commas(,) or dollar signs ($)
NEW_LOAN_RATE	ARM loan's forecasted Gross Interest Rate	4	Max length of 6
ARM_INDEX_RATE	ARM loan's index Rate used	4	Max length of 6
ACTL_BEG_BAL	Beginning Actual Balance	2	No commas(,) or dollar signs ($)
ACTL_END_BAL	Ending Actual Balance	2	No commas(,) or dollar signs ($)
NEXT_DUE_DATE	Borrower's next due date		MM/DD/YYYY
CURT_AMT_1	Curtailment Amount	2	No commas(,) or dollar signs ($)
CURT_DATE_1	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT_1	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_2	Curtailment Amount 2	2	No commas(,) or dollar signs ($)
CURT_DATE_2	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT2	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_3	Curtailment Amount 3	2	No commas(,) or dollar signs ($)
CURT_DATE_3	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_AMT3	Curtailment Interest, if applicable	2	No commas(,) or dollar signs ($)
SCHED_BEG_BAL	Beginning Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_END_BAL	Ending Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_PRIN_AMT	Scheduled Principal portion of P&I	2	No commas(,) or dollar signs ($)
SCHED_NET_INT	Scheduled Net Interest (less Service Fee) portion of P&I	2	No commas(,) or dollar signs ($)
LIQ_AMT	Liquidation Principal Amt to bring balance to zero	2	No commas(,) or dollar signs ($)
PIF_DATE	Liquidation Date		MM/DD/YYYY
ACTION_CODE	Either 60 for liquidation or 65 for Repurchase		Max length of 2
PRIN_ADJ_AMT	Principal Adjustments made to loan, if applicable	2	No commas(,) or dollar signs ($)
INT_ADJ_AMT	Interest Adjustment made to loan, if applicable	2	No commas(,) or dollar signs ($)
PREPAYMENT PENALTY AMT	Prepayment penalty amount, if applicable	2	No commas(,) or dollar signs ($)
SOILDER_SAILOR ADJ AMT	Soldier and Sailor Adjustment amount, if applicable	2	No commas(,) or dollar signs ($)
NON ADV LOAN AMT	Non Recoverable Loan Amount, if applicable	2	No commas(,) or dollar signs ($)

EXHIBIT FOUR-B

Standard File Layout – Delinquency Reporting
Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

EXHIBIT FOUR-C

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-Approved Assumption

·

BAP-Borrower Assistance Program

·

CO-Charge Off

·

DIL-Deed-in-Lieu

·

FFA-Formal Forbearance Agreement

·

MOD-Loan Modification

·

PRE-Pre-Sale

·

SS-Short Sale

·

MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT FOUR-D

Calculation of Realized Loss/Gain

(i)  The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

13.

The total of lines 1 through 12.

(ii)  Credits:

14-21.

Complete as applicable.  All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.

The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

(iii)  Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

         Date:  _______________

Phone:  ______________________            Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:________________________________________________________

Property Address:________________________________________________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes

 ________________

(5)

(6)

Property Maintenance

 ________________

(6)

(7)

MI/Hazard Insurance Premiums

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

$________________

(12)

Cash for Keys__________________________

 ________________

HOA/Condo Fees_______________________

 ________________

______________________________________

 ________________

______________________________________

 ________________

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance Proceeds

________________

(18)

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

_________________

_________________________________________

_________________

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)